UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

 MANAGEMENT INVESTMENT COMPANIES

811-23481

 (Investment Company Act File Number)

RiverNorth Flexible Municipal Income Fund, Inc.

 (Exact Name of Registrant as Specified in Charter)

433 W. Van Buren Street, 1150-E

 Chicago, IL 60607

 (Address of Principal Executive Offices)

Marcus L. Collins, Esq.

 RiverNorth Capital Management, LLC

 433 W. Van Buren Street, 1150-E

 Chicago, IL 60607

 (Name and Address of Agent for Service)

(312) 832-1440

 (Registrant’s Telephone Number)

Date of Fiscal Year End: June 30

Date of Reporting Period: December 31, 2021

Item 1.	Reports to Stockholders.

(a)

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH®

12.31.2021

Semi-Annual Report

RIVERNORTH FLEXIBLE MUNICIPAL INCOME FUND, INC.
(RFM)

RN

RiverNorth Flexible Municipal Income Fund, Inc.
Table of Contents

Performance Overview	2
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Financial Highlights	13
Notes to Financial Statements	15
Dividend Reinvestment Plan	30
Additional Information	32
Consideration and Approval of Advisory and Sub-Advisory Agreements	33

RiverNorth Flexible Municipal Income Fund, Inc.
Performance Overview	December 31, 2021 (Unaudited)

WHAT IS THE FUND’S INVESTMENT STRATEGY?

The RiverNorth Flexible Municipal Income Fund, Inc. (the “Fund”) seeks to provide current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax) with a secondary objective of total return.

The Fund’s Managed Assets (as defined in Note 2 below) are allocated among two principal strategies: Tactical Municipal Closed-End Fund (“CEF”) Strategy (managed by RiverNorth Capital Management, LLC (“RiverNorth”)) and Municipal Bond Income Strategy (managed by MacKay Shields LLC (“MacKay Shields”)). RiverNorth determines which portion of the Fund’s assets is allocated to each strategy and may, from time to time, adjust the allocations. The Fund may allocate between 25% to 65% of its Managed Assets to the Tactical Municipal CEF Strategy and 35% to 75% of its Managed Assets to the Municipal Bond Income Strategy.

The Tactical Municipal CEF Strategy typically invests in municipal CEFs and exchange-traded funds (“ETFs”) seeking to derive value from the discount and premium spreads associated with CEFs. The Municipal Bond Income Strategy primarily invests in municipal debt securities of any credit quality, including securities that are rated below investment grade. RiverNorth and MacKay Shields may use various techniques to manage the duration of the Fund's portfolio in an attempt to mitigate the risks associated with changes in interest rates. Under normal market conditions, the Fund will seek to maintain Managed Assets with a weighted average effective duration of the Bloomberg Barclays U.S. Municipal Bond Index.

HOW DID THE RIVERNORTH FLEXIBLE MUNICIPAL INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE REPORTING PERIOD?

PERFORMANCE as of December 31, 2021

	Cumulative	Annualized
TOTAL RETURN(1)	6 Month	1 Year(2)	Since Inception(2)(3)
RiverNorth Flexible Municipal Income Fund, Inc. – NAV(4)	0.85%	9.08%	17.76%
RiverNorth Flexible Municipal Income Fund, Inc. – Market(5)	-0.28%	10.93%	14.09%
Bloomberg Barclays U.S. Municipal Bond Index(6)	0.45%	1.52%	4.28%

(1)	Total returns assume reinvestment of all distributions.
(2)	Annualized.
(3)	The Fund commenced operations on March 26, 2020.

(4)	Performance returns are net of management fees and other Fund expenses.

(5)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its net asset value (“NAV”).

(6)	The Bloomberg Barclays U.S. Municipal Bond Index covers the US Dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

The total annual expense ratio as a percentage of net assets attributable to common shares as of December 31, 2021 is 2.06% (excluding interest expense on loan payable and short term floating rate obligations). Including interest expense on loan payable and short term floating rate obligations, the expense ratio is 2.39%.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling 844.569.4750. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

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RiverNorth Flexible Municipal Income Fund, Inc.
Performance Overview	December 31, 2021 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the closing market price (NYSE: RFM) of $20.00 on March 26, 2020 (commencement of operations) and tracking its progress through December 31, 2021.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

TOP TEN HOLDINGS* as of December 31, 2021

% of Net Assets
Nuveen Quality Municipal Income Fund	9.52%
Nuveen AMT-Free Quality Municipal Income Fund	9.43%
County of Clark NV	7.28%
Victor Valley Community College District	6.91%
Cook County High School District	6.82%
State of Connecticut	6.21%
State of Illinois	4.28%
Colorado Health Facilities Authority	4.14%
Western Asset Managed Municipals Fund, Inc.	4.07%
Metropolitan Transportation Authority	3.92%
62.58%

*	Holdings are subject to change and exclude short-term investments.

Semi-Annual Report | December 31, 2021	3

RiverNorth Flexible Municipal Income Fund, Inc.
Performance Overview	December 31, 2021 (Unaudited)

ASSET ALLOCATION as of December 31, 2021^

^	Holdings are subject to change.

Percentages are based on total investments of the Fund and do not include derivatives.

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RiverNorth Flexible Municipal Income Fund, Inc.

Schedule of Investments	December 31, 2021 (Unaudited)

Shares/Description		Value
CLOSED-END FUNDS (53.01%)
65,385	AllianceBernstein National Municipal Income Fund, Inc.	$968,352
111,689	BlackRock California Municipal Income Trust	1,625,075
451,556	BlackRock MuniVest Fund, Inc.(a)	4,321,391
100,642	BlackRock MuniYield California Fund, Inc.	1,514,662
57,347	BlackRock MuniYield Quality Fund II, Inc.	831,532
127,305	BlackRock MuniYield Quality Fund III, Inc.	1,886,660
5,245	BNY Mellon Strategic Municipals, Inc.	44,425
20,988	Delaware Investments Minnesota Municipal Income Fund II, Inc.	296,141
124,729	DWS Municipal Income Trust	1,474,297
226,992	Eaton Vance California Municipal Bond Fund	2,633,107
9,043	Federated Hermes Premier Municipal Income Fund	135,916
25,691	Invesco Municipal Trust	345,030
282,729	Invesco Quality Municipal Income Trust(a)	3,842,287
301,329	Invesco Trust for Investment Grade Municipals	4,209,566
163,671	MFS High Yield Municipal Trust	739,793
855,978	Nuveen AMT-Free Quality Municipal Income Fund(a)	13,353,256
80,420	Nuveen California Municipal Value Fund	813,850
118,376	Nuveen California Quality Municipal Income Fund	1,851,401
170,467	Nuveen Dividend Advantage Municipal Fund 3	2,914,986
180,038	Nuveen Dynamic Municipal Opportunities Fund	2,995,832
69,967	Nuveen Municipal High Income Opportunity Fund(a)	1,057,901
212,109	Nuveen New York AMT-Free Quality Municipal Income Fund	2,924,983
4,719	Nuveen Ohio Quality Municipal Income Fund	75,362
2,104	Nuveen Pennsylvania Quality Municipal Income Fund	31,350
837,296	Nuveen Quality Municipal Income Fund(a)	13,488,839
166,485	Pioneer Municipal High Income Advantage Fund, Inc.	1,922,902
106,985	Pioneer Municipal High Income Fund Trust	1,308,427
67,221	Pioneer Municipal High Income Opportunities Fund, Inc.	1,234,850
441,283	Western Asset Managed Municipals Fund, Inc.(a)	5,771,981
31,507	Western Asset Municipal Partners Fund, Inc.	490,249

TOTAL CLOSED-END FUNDS
(Cost $68,325,530)		75,104,403

Principal Amount/Description		Rate	Maturity	Value
MUNICIPAL BONDS (86.46%)
California (8.04%)
$1,500,000	California Municipal Finance Authority, Revenue Bonds	3.00%	05/15/54	$1,591,943
8,500,000	Victor Valley Community College District, General Obligation Unlimited Bonds(b)	4.00%	08/01/50	9,792,653
				11,384,596

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	5

RiverNorth Flexible Municipal Income Fund, Inc.

Schedule of Investments	December 31, 2021 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Colorado (4.14%)
$5,000,000	Colorado Health Facilities Authority, Revenue Bonds(b)	4.00%	11/15/43	$5,865,998

Connecticut (6.21%)
7,460,000	State of Connecticut, General Obligation Unlimited Bonds(b)	4.00%	04/15/38	8,793,004

Illinois (20.25%)
5,000,000	Chicago Park District, General Obligation Limited Bonds	2.88%	01/01/37	4,914,935
3,385,000	City of Chicago IL, General Obligation Unlimited Bonds	5.50%	01/01/33	3,848,563
8,500,000	Cook County High School District, Revenue Bonds(b)	4.00%	06/01/40	9,664,092
3,635,000	Macon County School District No 61 Decatur, General Obligation Unlimited Bonds(b)	4.00%	12/01/36	4,189,032
5,250,000	State of Illinois, General Obligation Unlimited Bonds(b)	5.00%	11/01/25	6,069,630
				28,686,252
Michigan (1.78%)
2,155,000	City of Greenville MI, Revenue Bonds	4.00%	06/01/51	2,525,049

Nevada (10.27%)
8,500,000	County of Clark NV, General Obligation Limited Bonds(b)	5.00%	06/01/43	10,315,215
3,500,000	Las Vegas Convention & Visitors Authority, Revenue Bonds(b)	5.00%	07/01/43	4,220,676
				14,535,891
New Jersey (2.04%)
2,330,000	New Jersey State Transportation Trust Fund Authority, General Obligation Unlimited Bonds, Revenue Bonds(b)	5.00%	06/15/45	2,895,685

New York (10.65%)
5,000,000	Metropolitan Transportation Authority, Revenue Bonds(b)	5.00%	11/15/45	5,558,042
4,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds	4.00%	08/01/42	4,794,518

See Notes to Financial Statements.

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RiverNorth Flexible Municipal Income Fund, Inc.

Schedule of Investments	December 31, 2021 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
New York (continued)
$4,000,000	New York Power Authority, Revenue Bonds(b)	4.00%	11/15/45	$4,727,161
				15,079,721
Ohio (1.23%)
1,495,000	Buckeye Tobacco Settlement Financing Authority, Revenue Bonds	5.00%	06/01/55	1,737,377

Pennsylvania (7.63%)
4,770,000	Allegheny County Hospital Development Authority, Revenue Bonds(b)	4.00%	07/15/39	5,555,262
4,500,000	Pennsylvania Turnpike Commission, Revenue Bonds(b)	4.00%	12/01/49	5,268,038
				10,823,300
Puerto Rico (3.64%)
645,000	GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds	7.50%	08/20/40	615,975
1,000,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds	5.00%	07/01/58	1,160,057
3,000,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds	4.33%	07/01/40	3,387,893
				5,163,925
Tennessee (0.71%)
1,725,000	New Memphis Arena Public Building Authority, Revenue Bonds(c)	0.00%	04/01/43	1,012,743

Texas (4.86%)
4,500,000	Grand Parkway Transportation Corp., Revenue Bonds(b)	5.00%	10/01/43	5,557,931
120,000	Port Freeport TX, Revenue Bonds	3.00%	06/01/33	130,650
1,000,000	Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds	5.00%	06/30/58	1,198,458
				6,887,039
Washington (1.29%)
1,620,000	Washington State Convention Center Public Facilities District, Revenue Bonds	4.00%	07/01/58	1,827,185

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	7

RiverNorth Flexible Municipal Income Fund, Inc.

Schedule of Investments	December 31, 2021 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Wyoming (3.72%)
$2,000,000	University of Wyoming, Revenue Bonds	4.00%	06/01/45	$2,371,113
2,440,000	University of Wyoming, Revenue Bonds	4.00%	06/01/46	2,888,998
				5,260,111
TOTAL MUNICIPAL BONDS
(Cost $114,085,790)				122,477,876

Shares/Description		Value
SHORT-TERM INVESTMENTS (7.82%)
11,078,675	BlackRock Liquidity Funds MuniCash (7 Day Yield 0.01%)	$11,079,714

TOTAL SHORT-TERM INVESTMENTS
(Cost $11,079,782)		11,079,714

TOTAL INVESTMENTS (147.29%)
(Cost $193,491,102)		$208,661,993

Loan Payable (-7.06%)		(10,000,000)
Floating Rate Note Obligations (-40.57%)(d)		(57,475,000)
Other Assets In Excess Of Liabilities (0.34%)		472,468
NET ASSETS (100.00%)		$141,659,461

(a)	All or a portion of the security is pledged as collateral for the loan payable. As of December 31, 2021, the aggregate value of those securities was $15,341,235 representing 10.83% of net assets.

(b)	All or portion of the principal amount transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB Residuals and cash.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Face value of Floating Rate Notes issued in TOB transactions.

Futures Contracts Sold:

Description	Contracts (Short)	Expiration Date	Notional Value	Value and Unrealized Depreciation
US 10-Yr U.S. Treasury Note Futures	(400)	March 2022	$52,187,500	$(588,420)
US Long Bond Future	(153)	March 2022	24,546,938	(459,360)
			$76,734,438	$(1,047,780)

See Notes to Financial Statements.

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RiverNorth Flexible Municipal Income Fund, Inc.

Statement of Assets and Liabilities	December 31, 2021 (Unaudited)

ASSETS:
Investments in securities:
At cost	$193,491,102
At value	$208,661,993

Cash	56,234
Deposit with broker for futures contracts	1,175,938
Receivable for investments sold	733
Interest receivable	645,906
Dividends receivable	635
Deferred offering costs (Note 9)	20,869
Prepaid and other assets	2,806
Total Assets	210,565,114

LIABILITIES:
Interest payable on facility loan	3,506
Payable for Floating Rate Note Obligations	57,475,000
Payable for interest expense and fees on Floating Rate Note Obligations	81,505
Loan payable (Note 6)	10,000,000
Variation margin payable	111,062
Payable for investments purchased	982,079
Payable to Adviser	252,501
Total Liabilities	68,905,653
Net Assets	$141,659,461

NET ASSETS CONSIST OF:
Paid-in capital	$121,995,158
Total distributable earnings	19,664,303
Net Assets	$141,659,461

PRICING OF SHARES:
Net Assets	$141,659,461
Shares of common stock outstanding (50,000,000 of shares authorized, at $0.0001 par value per share)	6,114,699
Net asset value per share	$23.17

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	9

RiverNorth Flexible Municipal Income Fund, Inc.

Statement of Operations	For the Six Months Ended December 31, 2021 (Unaudited)

INVESTMENT INCOME:
Interest	$1,950,667
Dividends	1,625,875
Total Investment Income	3,576,542

EXPENSES:
Investment Adviser fee	1,525,403
Interest expense and fees on Floating Rate Note Obligations	194,772
Interest expense on loan payable	50,379
Legal expenses	17,964
Total Expenses	1,788,518
Net Investment Income	1,788,024

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	4,914,940
Futures	(108,695)
Net realized gain	4,806,245
Net change in unrealized appreciation/depreciation on:
Investments	(5,867,018)
Futures	(73,611)
Net change in unrealized appreciation/depreciation	(5,940,629)
Net Realized and Unrealized Loss on Investments and Futures Contracts	(1,134,384)
Net Increase in Net Assets Resulting from Operations	$653,640

See Notes to Financial Statements.

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RiverNorth Flexible Municipal Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2021 (Unaudited)	For the Year Ended June 30, 2021
NET INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income	$1,788,024	$4,360,050
Net realized gain	4,806,245	12,276,904
Net change in unrealized appreciation/depreciation	(5,940,629)	10,476,430
Net increase in net assets resulting from operations	653,640	27,113,384

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(3,822,910)	(7,645,820)
From net realized gain on investments	(6,412,791)	–
Net decrease in net assets from distributions to shareholders	(10,235,701)	(7,645,820)

Net Increase/(Decrease) in Net Assets	(9,582,061)	19,467,564

NET ASSETS:
Beginning of period	151,241,522	131,773,958
End of period	$141,659,461	$151,241,522

OTHER INFORMATION:
Share Transactions:
Shares outstanding - beginning of period	6,114,699	6,114,699
Common Shares outstanding - end of period	6,114,699	6,114,699

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	11

RiverNorth Flexible Municipal Income Fund, Inc.

Statement of Cash Flows	For the Six Months Ended December 31, 2021 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$653,640
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(45,081,453)
Proceeds from disposition on investment securities	51,114,551
Amortization of premium and accretion of discount on investments, net	358,321
Net proceeds from short-term investment securities	2,087,835
Net realized (gain)/loss on:
Investments	(4,914,940)
Net change in unrealized appreciation/depreciation on:
Investments	5,867,018
(Increase)/Decrease in assets:
Interest receivable	(100,334)
Dividends receivable	253,799
Deferred offering costs	(20,869)
Prepaid and other assets	(2,806)
Increase/(Decrease) in liabilities:
Variation margin payable on futures contracts	(83,092)
Increase in interest due on loan payable	239
Payable for interest expense and fees on Floating Rate Note Obligations	(825)
Payable to Adviser	924
Other payables	(6,208)
Net cash provided by operating activities	$10,125,800

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loan payable	$5,000,000
Payments on loan payable	(5,000,000)
Cash distributions paid	(10,235,701)
Net cash used in financing activities	$(10,235,701)

Net decrease in cash and restricted cash	$(109,901)
Cash and restricted cash, beginning of period	$1,342,073
Cash and restricted cash, end of period	$1,232,172

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense and fees on floating rate note obligations	$195,597
Cash paid for interest expense and fees for line of credit	$50,140

Reconciliation of restricted and unrestricted cash at the beginning of period to the statement of assets and liabilities:
Cash	$196,573
Deposit with broker for futures contracts	$1,145,500

Reconciliation of restricted and unrestricted cash at the end of the period to the statement of assets and liabilities:
Cash	$56,234
Deposit with broker for futures contracts	$1,175,938

See Notes to Financial Statements.

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RiverNorth Flexible Municipal Income Fund, Inc.

Financial Highlights	For a share outstanding throughout the periods presented

	For the Six Months Ended December 31, 2021 (Unaudited)		For the Year Ended June 30, 2021		For the Period March 26, 2020 (Commencement of Operations) to June 30, 2020
Net asset value - beginning of period	$24.73		$21.55		$20.00
Income/(loss) from investment operations:
Net investment income(a)	0.29		0.71		0.11
Net realized and unrealized gain/(loss)	(0.17)		3.72		1.65
Total income from investment operations	0.12		4.43		1.76
Less distributions:
From net investment income	(0.63)		(0.71)		(0.13)
From net realized gains	(1.05)		(0.54)		(0.07)
From tax return of capital	–		–		(0.01)
Total distributions	(1.68)		(1.25)		(0.21)
Net increase/(decrease) in net asset value	(1.56)		3.18		1.55
Net asset value - end of period	$23.17		$24.73		$21.55
Market price -end of period	$21.91		$23.65		$19.62
Total Return(b)	0.85	%(c)	21.57%		8.88	%(c)
Total Return -Market Price(b)	(0.28	%)(c)	27.69%		(0.87	%)(c)
Supplemental Data:
Net assets, end of period (in thousands)	$141,659		$151,242		$131,774
Ratios to Average Net Assets (including interest on line of credit and short term floating rate obligations)(d)
Ratio of expenses to average net assets	2.39	%(e)(f)	2.61	%(f)	2.26	%(e)(f)
Ratio of net investment income to average net assets	2.39	%(e)(f)	3.07	%(f)	2.04	%(e)(f)
Ratios to Average Net Assets (excluding interest on line of credit and short term floating rate obligations)
Ratio of expenses to average net assets	2.06	%(e)(f)	2.19	%(f)	1.93	%(e)(f)
Ratio of net investment income to average net assets	2.72	%(e)(f)	3.49	%(f)	2.37	%(e)(f)
Portfolio turnover rate	20	%(c)	37%		16	%(c)
Payable for floating rate obligations (in thousands)	$57,475		$57,475		$69,890
Loan payable (in thousands)	$10,000		$10,000		$15,000
Asset coverage per $1,000 of floating rate obligations payable(g)	3,466		3,633		2,885
Asset coverage per $1,000 of line of credit(g)	15,166		16,124		9,785

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	13

RiverNorth Flexible Municipal Income Fund, Inc.
Financial Highlights	For a share outstanding throughout the periods presented

(a)	Calculated using average shares throughout the period.

(b)	Total investment return is calculated assuming a purchase of common shares at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Periods less than one year are not annualized.

(c)	Not annualized.

(d)	Interest expense relates to interest expense on loan payable and the cost of tender option bond transactions (See Note 2).

(e)	Annualized.

(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

(g)	Calculated by subtracting the Fund's total liabilities (excluding the debt balance and accumulated unpaid interest) from the Fund's total assets and dividing by the outstanding debt balance.

See Notes to Financial Statements.

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RiverNorth Flexible Municipal Income Fund, Inc.

Notes to Financial Statements	December 31, 2021 (Unaudited)

1. ORGANIZATION

RiverNorth Flexible Municipal Income Fund, Inc. (the “Fund”) was organized as a Maryland corporation on October 1, 2019 pursuant to its Articles of Incorporation, which were amended and restated on February 19, 2020 (“Articles of Incorporation”). The Fund commenced operations on March 26, 2020 and had no operations until that date other than those related to organizational matters and the registration of its shares under applicable securities laws.

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Articles of Incorporation permit the Board of Directors (the “Board” or “Directors”) to authorize and issue fifty million shares of common stock with $0.0001 par value per share. The Fund is considered an investment company and therefore follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946 – Investment Companies.

The Fund will terminate on or before March 26, 2035; provided, that if the Board believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date once for up to one year, and once for an additional six months. The Fund may be converted to an open-end investment company at any time if approved by the Board and the shareholders. Within twelve months prior to the termination date, the Fund may conduct a tender offer to purchase 100% of the then outstanding shares. Following the completion of the tender offer, the Fund must have at least $100 million of net assets. The Board may then eliminate the termination date and convert the Fund to a perpetual structure upon the affirmative vote of a majority of the Board.

The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”) and the Fund’s sub-adviser is MacKay Shields, LLC (the “Sub-Adviser”). The Fund’s primary investment objective is to seek current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund’s secondary investment objective is total return.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The financial statements are prepared in accordance with U.S. GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2021.

The Fund invests in closed-end funds, each of which has its own investment risks. Those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one closed end fund than in another, the Fund will have greater exposure to the risks of that closed end fund.

Semi-Annual Report | December 31, 2021	15

RiverNorth Flexible Municipal Income Fund, Inc.

Notes to Financial Statements	December 31, 2021 (Unaudited)

Security Valuation: The Fund’s investments are generally valued at their fair value using market quotations. If a market value quotation is unavailable a security may be valued at its estimated fair value as described in Note 3.

Security Transactions and Investment Income: The Fund follows industry practice and records securities transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date, and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method over the life of the respective securities.

Federal Income Taxes: The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its “net capital gain”. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

As of and during the six months ended December 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the six months ended December 31, 2021, the Fund did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are paid monthly and determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

16	(888) 848-7569 | www.rivernorth.com

RiverNorth Flexible Municipal Income Fund, Inc.

Notes to Financial Statements	December 31, 2021 (Unaudited)

The Fund maintains a level distribution policy. The Fund distributes to common shareholders regular monthly cash distributions of its net investment income. In addition, the Fund distributes its net realized capital gains, if any, at least annually. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a common shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a common shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets. The Board approved the implementation of the level distribution policy to make monthly cash distributions to common shareholders. The Fund made monthly distributions to common shareholders set at a level monthly rate of $0.1042 per common share for the six-month period ended December 31, 2021.

Tender Option Bonds: The Fund may leverage its assets through the use of proceeds received from tender option bond (“TOB”) transactions. In a TOB transaction, a tender option bond trust (a “TOB Issuer”) is typically established, which forms a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”) with a fixed principal amount representing a senior interest in the Underlying Securities, and which are generally sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”) representing a subordinate interest in the Underlying Securities, and which are generally issued to the Fund. The interest rate on the TOB Floaters resets periodically, usually weekly, to a prevailing market rate, and holders of the TOB Floaters are granted the option to tender their TOB Floaters back to the TOB Issuer for repurchase at their principal amount plus accrued interest thereon periodically, usually daily or weekly. The Fund may invest in both TOB Floaters and TOB Residuals, including TOB Floaters and TOB Residuals issued by the same TOB Issuer. The Fund may not invest more than 5% of its “Managed Assets” in any single TOB Issuer. Managed Assets is defined as total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

As a result of Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules thereunder (collectively, the “Volcker Rule”), banking entities are generally prohibited from sponsoring the TOB Issuer, and instead the Fund may serve as the sponsor of a TOB issuer (“Fund-sponsored TOB”) and establish, structure and “sponsor” a TOB Issuer in which it holds TOB Residuals. In connection with Fund-sponsored TOBs, the Fund may contract with a third-party to perform some or all of the Fund’s duties as sponsor. The Fund’s role under the Fund-sponsored TOB structure may increase its operational and regulatory risk. If the third-party is unable to perform its obligations as an administrative agent, the Fund itself would be subject to such obligations or would need to secure a replacement agent. The obligations that the Fund may be required to undertake could include reporting and recordkeeping obligations under the IRC and federal securities laws and contractual obligations with other TOB service providers.

Under the Fund-sponsored TOB structure, the TOB Issuer receives Underlying Securities from the Fund through (or as) the sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows holders to tender their position back to the TOB Issuer at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the Underlying Securities’ return within the Fund (thereby creating leverage). Income received from TOB Residuals will vary inversely with the short term rate paid to holders of TOB Floaters and in most circumstances, TOB Residuals represent substantially all of the Underlying Securities’ downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Securities’ value. The amount of such increase or decrease is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to TOB Residuals, the more volatile the income paid on TOB Residuals will be. The price of TOB Residuals will be more volatile than that of the Underlying Securities because the interest rate is dependent on not only the fixed coupon rate of the Underlying Securities, but also on the short-term interest rate paid on TOB Floaters.

Semi-Annual Report | December 31, 2021	17

RiverNorth Flexible Municipal Income Fund, Inc.

Notes to Financial Statements	December 31, 2021 (Unaudited)

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the Underlying Securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Underlying Security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.

The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these Underlying Securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual).

18	(888) 848-7569 | www.rivernorth.com

RiverNorth Flexible Municipal Income Fund, Inc.

Notes to Financial Statements	December 31, 2021 (Unaudited)

Pursuant to the Volcker Rule, to the extent that the remarketing agent is a banking entity, it would not be able to repurchase tendered TOB Floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Issuer to purchase the tendered TOB Floaters. The TOB Issuer, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased TOB Floaters now held by the TOB Issuer. However, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

For financial reporting purposes, Underlying Securities that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented in the Fund’s Schedule of Investments. Outstanding TOB Floaters issued by a TOB Issuer are presented as a liability at their face value as “Payable for Floating Rate Note Obligations” in the Fund’s Statement of Assets and Liabilities. The face value of the TOB Floaters approximates the fair value of the floating rate notes. Interest income from the Underlying Securities is recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration and trustee services to a TOB Issuer are recognized as a component of “Interest expense and fees on floating rate note obligations” in the Statement of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to “Interest expense and fees on floating rate note obligations” in the Statement of Operations.

At December 31, 2021, the aggregate value of the Underlying Securities transferred to the TOB Issuer and the related liability for TOB Floaters was as follows:

Underlying Securities Transferred to TOB Issuers	Liability for Floating Rate Note Obligations
$88,472,418	$57,475,000

During the six months ended December 31, 2021, the Fund’s average TOB Floaters outstanding and the daily weighted average interest rate, including fees, were as follows:

Average Floating Rate Note Obligations Outstanding	Daily Weighted Average Interest Rate
$57,475,000	0.67%

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.”

Other: The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Semi-Annual Report | December 31, 2021	19

RiverNorth Flexible Municipal Income Fund, Inc.

Notes to Financial Statements	December 31, 2021 (Unaudited)

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. U.S. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including closed-end funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or the Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or the Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or valuation committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

20	(888) 848-7569 | www.rivernorth.com

RiverNorth Flexible Municipal Income Fund, Inc.

Notes to Financial Statements	December 31, 2021 (Unaudited)

Investments in mutual funds, including short term investments, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be classified as Level 1 securities.

Fixed income securities, including municipal and corporate bonds, are normally valued at the mean between the closing bid and asked prices provided by independent pricing services. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. These securities will be classified as Level 2 securities.

Futures contracts are normally valued at the settlement price or official closing price provided by independent pricing services.

In accordance with the Fund’s good faith pricing guidelines, the Adviser, Sub-Adviser, or valuation committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, Sub-Adviser’s, or the valuation committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser or Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds in which the Fund invests default or otherwise cease to have market quotations readily available.

Semi-Annual Report | December 31, 2021	21

RiverNorth Flexible Municipal Income Fund, Inc.

Notes to Financial Statements	December 31, 2021 (Unaudited)

The following is a summary of the inputs used at December 31, 2021 in valuing the Fund’s assets and liabilities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Funds	$75,104,403	$–	$–	$75,104,403
Municipal Bonds	–	122,477,876	–	122,477,876
Short-Term Investments	11,079,714	–	–	11,079,714
Total	$86,184,117	$122,477,876	$–	$208,661,993
Other Financial Instruments**
Liabilities:
Future Contracts	$(1,047,780)	$–	$–	$(1,047,780)
Total	$(1,047,780)	$–	$–	$(1,047,780)

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.

**	Other financial instruments are derivative instruments reflected in the Schedule of Investments. Futures contracts are reported at their unrealized appreciation/depreciation.

4. DERIVATIVE FINANCIAL INSTRUMENTS

The following discloses the Fund’s use of derivative instruments. The Fund’s investment objective not only permits the Fund to purchase investment securities, but also allow the Fund to enter into various types of derivative contracts such as futures. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Interest rate risk relates to the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates.

22	(888) 848-7569 | www.rivernorth.com

RiverNorth Flexible Municipal Income Fund, Inc.

Notes to Financial Statements	December 31, 2021 (Unaudited)

Risk of Investing in Derivatives

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Futures

The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a fund from liquidating an unfavorable position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, a fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The Fund is party to certain enforceable master netting arrangements, which provide for the right of offset under certain circumstances, such as the event of default.

When a purchase or sale of a futures contract is made by a fund, the fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities.

Semi-Annual Report | December 31, 2021	23

RiverNorth Flexible Municipal Income Fund, Inc.

Notes to Financial Statements	December 31, 2021 (Unaudited)

Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the Fund but instead is a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Derivative Instruments: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivatives instruments on the Fund's Statement of Assets and Liabilities as of December 31, 2021:

	Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk (Futures Contracts)*	Net unrealized depreciation on futures contracts	$(1,047,780)

*	The value presented includes cumulative loss on open futures contracts; however the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin payable as of December 31, 2021.

The effect of derivative instruments on the Statement of Operations for the six months ended December 31, 2021:

Risk Exposure	Statement of Operations Location	Realized Loss on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Interest rate risk (Futures contracts)	Net realized gain/loss on futures contracts; Net change in unrealized appreciation/depreciation on futures contracts	$(108,695)	$(73,611)

24	(888) 848-7569 | www.rivernorth.com

RiverNorth Flexible Municipal Income Fund, Inc.

Notes to Financial Statements	December 31, 2021 (Unaudited)

The futures contracts average notional amount during the six months ended December 31, 2021, is noted below.

Fund	Average Notional Amount of Futures Contracts
RiverNorth Flexible Municipal Income Fund, Inc.	$(77,521,795)

5. ADVISORY FEES, DIRECTOR FEES AND OTHER AGREEMENTS

RiverNorth serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund will pay RiverNorth an annual management fee of 1.40% of the Fund’s average daily managed assets, calculated as the total assets of the Fund, including assets attributable to leverage, less liabilities other than debt representing leverage and any preferred stock that may be outstanding, for the services and facilities it provides to the Fund (the “Unified Management Fee”). Out of the Unified Management Fee, the Adviser will pay substantially all expenses of the Fund, including the compensation of the Sub-Adviser, the cost of transfer agency, custody, fund administration, legal, audit, independent directors and other services, except for costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limit, through the use by the Fund of tender option bond transactions or preferred shares, distribution fees or expenses, brokerage expenses, taxes and governmental fees, fees and expenses of any underlying funds in which the Fund invests, dividend and interest expense on short positions, fees and expenses of the legal counsel for the Fund's independent directors, fees and expenses associated with shareholder meetings involving certain non-routine matters, shareholder proposals or contested elections, costs associated with any future share offerings, tender offers and other share repurchases and redemptions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Unified Management Fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

MacKay Shields, LLC is the investment sub-adviser to the Fund. Under the terms of the sub-advisory agreement, the Sub-Adviser, subject to the supervision of the Adviser and the Board of Directors, provides to the Fund such investment advice as is deemed advisable and will furnish a continuous investment program for the portion of assets managed, consistent with the Fund’s investment objective and policies. As compensation for its sub-advisory services, the Adviser, not the Fund, is obligated to pay the Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of 0.20% of the daily managed assets of the Fund.

ALPS Fund Services, Inc. (“ALPS”), serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, ALPS is responsible for calculating the net asset and Daily Managed Assets values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. ALPS is entitled to receive the greater of an annual minimum fee or a monthly fee based on the Fund’s average net assets, plus out-of-pocket expenses. These fees are paid by the Adviser, not the Fund out of the Unified Management Fee.

DST Systems Inc. (“DST”), the parent company of ALPS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market. The fees of DST Systems, Inc. are paid by the Adviser, not the Fund.

Semi-Annual Report | December 31, 2021	25

RiverNorth Flexible Municipal Income Fund, Inc.

Notes to Financial Statements	December 31, 2021 (Unaudited)

State Street Bank & Trust, Co. serves as the Fund’s custodian. The fees of State Street Bank & Trust, Co. are paid by the Adviser, not the Fund.

The Fund pays no salaries or compensation to its officers or to any interested Director employed by the Adviser or Sub-Adviser, and the Fund has no employees. For their services, the Directors of the Fund who are not employed by the Adviser or Sub-Adviser, receive an annual retainer in the amount of $16,500, and an additional $1,500 for attending each quarterly meeting of the Board. In addition, the lead Independent Director receives $250 annually, the Chair of the Audit Committee receives $500 annually and the Chair of the Nominating and Corporate Governance Committee receives $250 annually. The Directors not employed by the Adviser or Sub-Adviser are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board. These fees are paid out of the Unified Management Fee.

6. CREDIT AGREEMENT

On May 29, 2020, the Fund entered into a credit agreement for margin financing with Pershing LLC (“Credit Agreement”). The Credit Agreement permits the Fund to borrow funds that are collateralized by assets held in a special custody account held at State Street Bank pursuant to a Special Custody and Pledge Agreement. Borrowings under this arrangement bear interest at the overnight bank funding rate plus 90 basis points for a term of 60 calendar days.

The average principal balance and interest rate for the period during which the credit facility was utilized for the six months ended December 31, 2021 was approximately $10,135,870 and 0.50%, respectively, and the maximum borrowing during the period was $15,000,000. At December 31, 2021 the principal balance outstanding was $10,000,000 at an interest rate of 0.97%. Securities that have been pledged as collateral for the borrowings are indicated in the Schedule of Investments.

7. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gains were recorded by the Fund.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end and are not available for the six months ended December 31, 2021.

26	(888) 848-7569 | www.rivernorth.com

RiverNorth Flexible Municipal Income Fund, Inc.

Notes to Financial Statements	December 31, 2021 (Unaudited)

The tax character of the distributions paid by the Fund during the fiscal year ended June 30, 2021, was as follows:

For the Year Ended June 30, 2021
Ordinary Income	$3,443,699
Tax-Exempt Income	4,202,121
Total	$7,645,820

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, adjusted for tender option bonds, including short-term securities at December 31, 2021, was as follows:

Cost of investments for income tax purposes	$193,491,101
Gross appreciation on investments (excess of value over tax cost)	15,579,195
Gross depreciation on investments (excess of tax cost over value)	(1,456,082)
Net unrealized appreciation on investments	$14,123,113

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

8. INVESTMENT TRANSACTIONS

Investment transactions for the six months ended December 31, 2021, excluding short-term investments, were as follows:

Purchases	Sales
$40,671,578	$48,257,962

Semi-Annual Report | December 31, 2021	27

RiverNorth Flexible Municipal Income Fund, Inc.

Notes to Financial Statements	December 31, 2021 (Unaudited)

9. CAPITAL SHARE TRANSACTIONS

The Fund’s authorized capital stock consists of 50,000,000 shares of common stock, $0.0001 par value per share, all of which is initially classified as common shares. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders in each year.

On March 26, 2020, 5,505,000 shares were issued in connection with the Fund’s initial public offering. An additional 609,699 shares were issued on May 11, 2020 in connection with the underwriter's over-allotment option. Aggregate proceeds from the sale of shares was $122,293,980.

The Fund had issued and outstanding 6,114,699 shares of common stock at December 31, 2021.

Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund's Automatic Dividend Reinvestment Plan, as defined within the Fund's organizational documents. Additional information concerning the Automatic Dividend Reinvestment Plan is included within this report.

10. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

11. CORONAVIRUS (COVID-19) PANDEMIC

Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The outbreak was first detected in December 2019 and subsequently spread globally, and since then, the number of cases has fluctuated and new “variants” have been confirmed around the world. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, resulting in very low interest rates and in some cases negative yields. Although vaccines for COVID-19 are becoming widely available, it is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

28	(888) 848-7569 | www.rivernorth.com

RiverNorth Flexible Municipal Income Fund, Inc.

Notes to Financial Statements	December 31, 2021 (Unaudited)

12. SUBSEQUENT EVENTS

Subsequent to December 31, 2021, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
January 13, 2022	January 14, 2022	January 31, 2022	$0.1062
February 10, 2022	February 11, 2022	February 28, 2022	$0.1062

Semi-Annual Report | December 31, 2021	29

RiverNorth Flexible Municipal Income Fund, Inc.

Dividend Reinvestment Plan	December 31, 2021 (Unaudited)

The Fund has an automatic dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares. Reinvested Dividends will increase the Fund’s Managed Assets on which the management fee is payable to the Adviser (and by the Adviser to the Sub-Adviser).

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s NAV per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Common Shares are trading at a discount), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date.

30	(888) 848-7569 | www.rivernorth.com

RiverNorth Flexible Municipal Income Fund, Inc.

Dividend Reinvestment Plan	December 31, 2021 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends, even though such participants have not received any cash with which to pay the resulting tax. See “U.S. Federal Income Tax Matters” below. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence or questions concerning the Plan should be directed to the Plan Administrator at (844) 569-4750.

Semi-Annual Report | December 31, 2021	31

RiverNorth Flexible Municipal Income Fund, Inc.

Additional Information	December 31, 2021 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 are available without charge upon request by (1) calling the Fund at (844) 569-4750 and (2) from Form N-PX filed by the Fund with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of the fiscal year on Part F of Form N-PORT. The Fund’s first and third fiscal quarters end on September 30 and March 31. The Form N-PORT must be filed within 60 days of the end of the quarter. The Fund’s Forms N-PORT filing are available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at 1-844-569-4750.

STOCKHOLDER MEETING RESULTS

On August 27, 2021, the Fund held a Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Election of John K. Carter as a Director of the Fund to a three-year term to expire at the Fund’s 2024 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

	Shares Voted	% of Shares Voted
For	4,315,386	93.99%
Withheld	276,121	6.01%
Total	4,591,507	100.00%

Election of John S. Oakes as a Director of the Fund to a three-year term to expire at the Fund’s 2024 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

	Shares Voted	%of Shares Voted
For	4,318,577	94.06%
Withheld	272,930	5.94%
Total	4,591,507	100.00%

32	(888) 848-7569 | www.rivernorth.com

RiverNorth Flexible Municipal Income Fund, Inc.

Consideration and Approval of	December 31, 2021 (Unaudited)
Advisory and Sub-Advisory Agreements

Consideration of the Advisory Agreement

At a meeting (the “Meeting”) of the Board held on November 9-10, 2021 and called expressly for that purpose, the Board, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act (the “Independent Directors”)), considered the renewal of the Advisory Agreement between the Adviser and the Fund. The Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15(c) of the 1940 Act. The Board received materials compiled by the Adviser and the Fund’s administrator including a copy of the Advisory Agreement, the Adviser’s response to a questionnaire regarding the Adviser’s profitability, management and operations, a copy of the Adviser’s Form ADV, information regarding the Adviser’s compliance programs and a third-party comparison report regarding the Fund’s performance and fees compared to benchmark indices and peer funds. In its consideration of the Advisory Agreement, the Board considered information and materials furnished by the Adviser in advance of and at the Meeting and was afforded the opportunity to request additional information and to ask questions of the Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Advisory Agreement. The Board considered the following factors, among others, in reaching its determination to renew the Advisory Agreement: (i) the investment performance of the Fund and the investment performance of the Adviser, (ii) the nature, extent and quality of the services provided by the Adviser to the Fund, (iii) the experience and qualifications of the personnel providing such services (iv) the costs of the services provided and the profits to be realized by the Adviser and any of its affiliates from the relationship with the Fund, (v) the extent to which economies of scale will be realized by the Fund as it grows, and (vi) whether the Fund’s fee levels reflected the economies of scale to the benefit of the Fund’s shareholders.

The Directors relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Directors’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement. Although not meant to be all-inclusive, the following discussion summarizes the factors considered and conclusions reached by the Directors at the Meeting, including during an executive session with their independent legal counsel, in determining to renew the Advisory Agreement.

Performance, Fees and Expenses

The Board reviewed the performance of the Fund for the three month, one-year, and since inception periods ended September 30, 2021. These returns were compared to the returns of closed-end funds in FUSE’s National Municipal fund peer universe and to a peer group of similar, recently organized CEFs. The Board noted in its review of the performance that the Fund’s performance was below the median of its peer universe for the three-month period and was above the median of its peer universe for the one-year and since inception periods. The Directors also noted that the Fund had outperformed its benchmark index for the one-year and since inception periods and underperformed its benchmark index for the three-month period. The Directors also reviewed the Fund’s performance relative to other funds managed by the Adviser. In consideration of each item noted, the Board agreed that the Fund’s performance was adequate.

Semi-Annual Report | December 31, 2021	33

RiverNorth Flexible Municipal Income Fund, Inc.

Consideration and Approval of	December 31, 2021 (Unaudited)
Advisory and Sub-Advisory Agreements

As to the comparative fees and expenses, the Directors considered the management and the other fees paid by the Fund and compared those to the management and other fees paid by funds in the relative peer group determined by FUSE. The Board noted that the Fund’s annual net expense ratio was slightly higher than the peer group median.

The Board also noted that the annual gross management fee for the Fund was above the median paid by the peer group but within the range of fees paid by the peer funds. The Board noted the differences in the strategy used for the Fund compared to the National Municipal fund universe and peer group. In addition, the Board noted the Fund’s unitary fee structure. The Board then discussed certain supplemental information from closed-end funds in FUSE’s Tactical-Flexible Allocation fund peer group. It was noted that the Fund had underperformed the Tactical-Flexible Allocation fund peer group median for the three-month and one-year periods ended September 30, 2021. It was noted that the Fund’s management fee and total net expenses were above the Tactical-Flexible Allocation fund peer group medians. The Directors also reviewed the Fund’s fees relative to other funds managed by the Adviser. The Board, including the Independent Directors, determined that the fees were reasonable given the characteristics of the Fund’s investment strategy, the capabilities of the Adviser, and the nature of the services provided to the Fund.

Nature, Extent and Quality of Services

As to the nature, extent and quality of the services to be provided by the Adviser to the Fund, the Board considered that under the terms of the Advisory Agreement, the Adviser would, subject to the supervision of the Board, provide or arrange to be provided to the Fund such investment advice as the Adviser, in its discretion, deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. The Board reviewed the Adviser’s Form ADV, which was previously provided to the Board and that provided details regarding the experience of each of the Adviser’s personnel. The Adviser also provided additional information regarding its experience managing other investment accounts. Based on the foregoing information, the Board, including the Independent Directors, concluded that the Adviser had provided quality services and would continue to do so for the Fund.

Profitability and Other Benefits

As to the cost of the services to be provided and the profits to be realized by the Adviser, the Board reviewed the Adviser’s estimates of its profitability and its financial condition. The Board reviewed the Adviser’s financial statements and noted the Adviser’s financial condition is stable as income from its asset management operations have contributed to higher revenues for the Adviser. The Board acknowledged the Adviser’s management fees were in the same range as those charged to other funds to which the Adviser provides advisory or sub-advisory services. It was noted that, when launching a closed-end fund, such as the Fund, the Adviser covers the underwriting costs, which is a significant investment. The Board, including the Independent Directors, determined that the Advisory Agreement, with respect to the Fund was not overly profitable to the Adviser and the financial condition of the Adviser was adequate.

The Board noted that the Adviser has no affiliations with the Fund’s transfer agent, fund accountant, custodian, or distribution related service providers utilized by the Fund and therefore does not derive any benefits from the relationships these parties may have with the Fund.

34	(888) 848-7569 | www.rivernorth.com

RiverNorth Flexible Municipal Income Fund, Inc.

Consideration and Approval of	December 31, 2021 (Unaudited)
Advisory and Sub-Advisory Agreements

Conclusion

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Directors, concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Consideration of the Sub-Advisory Agreement

At the Meeting, the Board, including the Independent Directors, also considered the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. In its consideration of the Sub-Advisory Agreement, the Board considered information and materials furnished by the Adviser and the Sub-Adviser in advance of and at the Meeting and was afforded the opportunity to request additional information and to ask questions of the Adviser and Sub-Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement. The Board received materials compiled by the Sub-Adviser and the Adviser, including a copy of the Sub-Advisory Agreement, the Sub-Adviser’s response to a questionnaire regarding its profitability, management and operations, a copy of the Sub-Adviser’s Form ADV, information regarding the Sub-Adviser’s compliance programs and information regarding the performance of the Fund’s benchmark indices and peer funds. The Board considered the following factors, among others, in reaching its determination to renew the Sub-Advisory Agreement: (i) the investment performance of the Fund and the investment performance of the Sub-Adviser, (ii) the nature, extent and quality of the services provided by the Sub-Adviser to the Fund, (iii) the experience and qualifications of the personnel providing such services, (iv) the costs of the services provided and the profits to be realized by the Sub-Adviser and any of its affiliates from the relationship with the Fund, (v) the extent to which economies of scale will be realized by the Fund as it grows, and (vi) whether the fee level of the Fund reflected the economies of scale to the benefit of the Fund’s shareholders.

The Directors relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The Directors’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching conclusions with respect to the Sub-Advisory Agreement. Although not meant to be all-inclusive, the following discussion summarizes the factors considered and conclusions reached by the Directors in the executive session and at the Meeting in determining to renew the Sub-Advisory Agreement.

Performance, Fees and Expenses

The Board reviewed the performance of the portion of the Fund managed by the Sub-Adviser relative to relevant securities indices, and to other accounts managed by the Sub-Adviser. The Board recalled its deliberations regarding the Fund’s performance while considering the renewal of the Advisory Agreement. The Board, including the Independent Directors, concluded that the performance was adequate.

As to the comparative fees and expenses, the Board considered the management fee paid by the Fund to the Adviser and noted that the Adviser pays the Sub-Adviser from its fee, which the Board had previously determined was reasonable. The Board also compared the sub-advisory fee paid by the Adviser to the Sub-Adviser against the fees the Sub-Adviser charges other clients to manage similar strategies.

Semi-Annual Report | December 31, 2021	35

RiverNorth Flexible Municipal Income Fund, Inc.

Consideration and Approval of	December 31, 2021 (Unaudited)
Advisory and Sub-Advisory Agreements

Nature, Extent and Quality of Services

As to the nature, extent and quality of the services to be provided by the Sub-Adviser, the Board considered that under the terms of the Sub-Advisory Agreement, the Sub-Adviser would, subject to the supervision of the Board, provide to the Fund such investment advice as the Sub-Adviser, in its discretion, deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. The Board reviewed the Form ADV of the Sub-Adviser, which provided details regarding the experience of the Sub-Adviser’s investment personnel. The Sub-Adviser also provided additional information regarding its operations and experience managing other investment accounts. Based on the foregoing information, the Board, including the Independent Directors, concluded that the Sub-Adviser had provided quality services and would continue to do so for the Fund.

Profitability and Other Benefits

As to the cost of the services to be provided and to the profits to be realized by the Sub-Adviser, the Board reviewed the Sub-Adviser’s financial condition. The Board noted that the financial condition of the Sub-Adviser was stable. The Board, including the Independent Directors determined that the Sub-Advisory Agreement and the compensation to the Sub-Adviser were reasonable and the financial condition of the Sub-Adviser was adequate. The Board noted that the Sub-Adviser had no affiliations with the Fund’s transfer agent, fund accountant, custodian, or distribution related service providers utilized by the Fund and therefore does not derive any benefits from the relationships these parties may have with the Fund.

Conclusion

Having requested and received such information from the Adviser and Sub-Advisor as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Directors, concluded that renewal of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

36	(888) 848-7569 | www.rivernorth.com

Board of Directors
Patrick W. Galley, CFA, Chairman
John K. Carter
John S. Oakes
J. Wayne Hutchens
David M. Swanson
Jerry R. Raio

Investment Adviser
RiverNorth Capital Management, LLC

Sub Adviser
MacKay Shields LLC

Fund Administrator
ALPS Fund Services, Inc.

Transfer Agent and
Dividend Disbursing Agent
DST Systems, Inc.

Custodian
State Street Bank and Trust Company

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.

RiverNorth Capital Management, LLC
433 W. Van Buren Street, 1150-E
Chicago, IL 60607

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Distributors, Inc., a FINRA member.

This report is provided for the general information of the shareholders of the RiverNorth Flexible Municipal Income Fund, Inc. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	None.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Items 13.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: RiverNorth Flexible Municipal Income Fund, Inc.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	March 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	March 11, 2022

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer and Chief Financial Officer

Date:	March 11, 2022